UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 29, 2015

Date of Report (Date of Earliest Event Reported)

COMM 2015-CCRE27 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

The Bank of New York Mellon

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-24	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 29, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2015-CCRE27 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $803,520,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Goldman, Sachs & Co. (“GS&Co.” and, together with DBSI, CF&Co., CastleOak and KeyBanc, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of October 20, 2015 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CF&Co. are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated October 22, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $128,097,392, were sold to DBSI, CF&Co., KeyBanc and Wells Fargo Securities, LLC (“WFS” and, together with DBSI, CF&Co. and KeyBanc, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 20, 2015, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-CCRE27 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 65 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 96 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 29, 2015 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) The Bank of New York Mellon (“BNYM”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 29, 2015 (the “BNYM Mortgage Loan Purchase Agreement”), between the Depositor and BNYM, (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 29, 2015 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, and (iv) Cantor Commercial Real

Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective October 29, 2015 (the “CCRE Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the BNYM Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CCRE.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, BNYM, KeyBank and CCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,610,693.74, were approximately $943,517,973.86. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $0 in the form of fees were paid to the Underwriters and the Initial Purchasers, $405,281.98 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,205,411.76 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

KeyBank National Association will act as primary servicer with respect to 25 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2015 (the “KeyBank Primary Servicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

Berkeley Point Capital LLC will act as primary servicer with respect to 3 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2015 (the “Berkeley Point Primary Servicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

The Mortgage Loan secured by the mortgaged properties identified in the Prospectus as NMS Los Angeles Multifamily Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of October 29, 2015 (the “NMS Los Angeles Multifamily Portfolio Co-Lender Agreement”), among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 11 Madison Avenue will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of September 6, 2015 (the “MAD 2015-11MD Trust and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian, entered into in connection with the MAD 2015-11MD Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of September 6, 2015 (the “11 Madison Avenue Co-Lender Agreement”), among German American Capital Corporation, as initial Note A-1 holder, Morgan Stanley Bank, N.A., as initial Note A-2 holder, Wells Fargo Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note B-1 holder, Morgan Stanley Bank, N.A., as initial Note B-2 holder, and Wells Fargo Bank, National Association, as initial Note B-3 holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated October 22, 2015, to the Prospectus, dated September 3, 2014. The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the MAD 2015-11MD Trust and Servicing Agreement, the NMS Los Angeles Multifamily Portfolio Co-Lender Agreement, the 11 Madison Avenue Co-Lender Agreement, the Mortgage Loan Purchase Agreements, the KeyBank Primary Servicing Agreement and the Berkeley Point Primary Servicing Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement, dated as of October 20, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Goldman, Sachs & Co. and German American Capital Corporation.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 4.2	Trust and Servicing Agreement, dated as of September 6, 2015, among the Depositor, as depositor, KeyBank National Association, as master servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.

Exhibit 4.3	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.

Exhibit 4.4	Co-Lender Agreement, dated as of September 6, 2015, among German American Capital Corporation, as initial Note A-1 holder, Morgan Stanley Bank, N.A., as initial Note A-2 holder, Wells Fargo Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note B-1 holder, Morgan Stanley Bank, N.A., as initial Note B-2 holder, and Wells Fargo Bank, National Association, as initial Note B-3 holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.5	Primary Servicing Agreement, dated as of October 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

Exhibit 99.6	Primary Servicing Agreement, dated as of October 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: October 29, 2015
	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of October 20, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., KeyBanc Capital Markets Inc., Goldman, Sachs & Co. and German American Capital Corporation.	(E)

4.1	Pooling and Servicing Agreement, dated as of October 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)

4.2	Trust and Servicing Agreement, dated as of September 6, 2015, among the Depositor, as depositor, KeyBank National Association, as master servicer and special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.	(E)

4.3	Co-Lender Agreement, dated as of October 29, 2015, among Cantor Commercial Real Estate Lending, L.P., as Note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as Note A-2 holder, and Cantor Commercial Real Estate Lending, L.P., as Note A-3 holder.	(E)

4.4	Co-Lender Agreement, dated as of September 6, 2015, among German American Capital Corporation, as initial Note A-1 holder, Morgan Stanley Bank, N.A., as initial Note A-2 holder, Wells Fargo Bank, National Association, as initial Note A-3 holder, German American Capital Corporation, as initial Note B-1 holder, Morgan Stanley Bank, N.A., as initial Note B-2 holder, and Wells Fargo Bank, National Association, as initial Note B-3 holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated October 29, 2015 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP,	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
dated October 29, 2015 (included as part of Exhibit 5).

99.1	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective October 29, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)

99.5	Primary Servicing Agreement, dated as of October 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.	(E)

99.6	Primary Servicing Agreement, dated as of October 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.	(E)